                                                                 EXHIBIT 10.14


                                 AMENDMENT NO. 5
--------------------------------------------------------------------------------


                  AMENDMENT NO. 5 (this "Amendment"), dated as of October 29, 1999, among ALARIS MEDICAL, INC. (formerly named Advanced Medical, Inc.), a Delaware corporation ("Holdings"), ALARIS MEDICAL SYSTEMS, INC. (formerly named IVAC Holdings, Inc.), a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:


                  WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;


                  NOW, THEREFORE, it is agreed:

                  1. The table appearing in Section 8.11 of the Credit Agreement is hereby amended by deleting the ratio "4.35:1.00" set forth opposite the date "September 30, 1999" appearing therein and inserting the ratio "4.45:1.00" in lieu thereof.

                  2. The definition of "Consolidated EBITDA" appearing in
Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following definition of "Consolidated EBITDA" in lieu thereof:

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT adjusted by adding thereto (i) the amount of all depreciation expense and amortization expense and other non-cash charges that were deducted in determining Consolidated EBIT for such period, (ii) the amount of all integration costs incurred by the Borrower in connection with the Instromedix Acquisition, the Genie Acquisition and the Niki Acquisition, in each case to the extent same were deducted in determining Consolidated EBIT, PROVIDED that in no event shall the amount of such integration costs added to Consolidated EBITDA pursuant to this definition exceed $7,200,000 and (iii) the amount of all charges taken in connection with the settlement of the Sherwood and Becton Litigations that were deducted in determining Consolidated EBIT for such period.

                  3. Section 10 of the Credit Agreement is hereby amended by inserting the following definition of "Sherwood/Becton Dickinson Litigations" in the appropriate alphabetical order:

                  "Sherwood and Becton Litigations" shall mean each of (i) that certain lawsuit filed by Sherwood Medical Company against IVAC Medical Systems, Inc. and settled on or about August 31, 1999 and (ii) that certain lawsuit filed by Becton Dickinson and Company against the Borrower and settled on or about October 12, 1999.

                  4. In order to induce the Agents and the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Amendment Effective Date after giving effect to this Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agents.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  8. This Amendment shall become effective on the date hereof on the date ("Amendment Effective Date") when each of Holdings, the Borrower, the Agents and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                           ALARIS MEDICAL, INC.
                           (formerly named Advanced Medical, Inc.)

                           By:
                               ----------------------------
                               Name:
                               Title:


                           ALARIS MEDICAL SYSTEMS, INC.
                           (formerly named IVAC Holdings, Inc.)

                           By:
                               ----------------------------
                               Name:
                               Title:


                           BANKERS TRUST COMPANY,
                           Individually and as Administrative Agent

                           By:
                               ----------------------------
                               Name:
                               Title:


                           PARIBAS,
                           Individually and as Documentation Agent

                           By:
                               ----------------------------
                               Name:
                               Title:

                           By:
                               ----------------------------
                               Name:
                               Title:

                           PARIBAS CAPITAL FUNDING

                           By:
                               ----------------------------
                               Name:
                               Title:


                           GENERAL ELECTRIC CAPITAL
                           CORPORATION

                           By:
                               ----------------------------
                               Name:
                               Title:


                           UNION BANK OF CALIFORNIA, N.A.

                           By:
                               ----------------------------
                               Name:
                               Title:


                           U.S. BANK NATIONAL ASSOCIATION

                           By:
                               ----------------------------
                               Name:
                               Title:


                           IBJ SCHRODER BANK & TRUST COMPANY

                           By:
                               ----------------------------
                               Name:
                               Title:


                           MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                           By:
                               ----------------------------
                               Name:
                               Title:

                           SENIOR HIGH INCOME PORTFOLIO, INC.

                           By:
                               ----------------------------
                               Name:
                               Title:


                           ML CBO IV (Cayman) Ltd.

                           By: Highland Capital Management L.P.
                               as Collateral Manager

                           By:
                               ----------------------------
                               Name:
                               Title:


                           JACKSON NATIONAL LIFE INSURANCE COMPANY

                           By: PPM America, Inc., as attorney in fact, on
                               behalf of Jackson National Life Insurance
                               Company

                           By:
                               ----------------------------
                               Name:
                               Title:


                           CRESCENT/MACH I PARTNERS, L.P.

                           By: TCW Asset Management Company, its
                               Investment Manager

                           By:
                               ----------------------------
                               Name:
                               Title:

                           METROPOLITAN LIFE INSURANCE COMPANY

                           By:
                               ----------------------------
                               Name:
                               Title:


                           OCTAGON INVESTMENT PARTNERS II

                           By: Octagon Credit Investors, LLC as
                               subinvestment manager

                           By:
                               ----------------------------
                               Name:
                               Title:


                           OCTOGAN LOAN TRUST

                           By: Octagon Credit Investors as Manager

                           By:
                               ----------------------------
                               Name:
                               Title:


                           INDOSUEZ CAPITAL FUNDING III, LIMITED

                           By: Indosuez Capital, as Portfolio Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:


                           PRIME INCOME TRUST

                           By:
                               ----------------------------
                               Name:
                               Title:

                           SENIOR DEBT PORTFOLIO

                           By: Boston Management and Research, as
                               Investment Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:


                           COMMERCIAL LOAN FUNDING TRUST I

                           By: Lehman Commercial Paper Inc. not in single
                               capacity but solely as Administrative Agent

                           By:
                               ----------------------------
                               Name:
                               Title:


                           PAMCO CAYMAN LTD.

                           By: Highland Capital Management, L.P.as
                               Collateral Manager

                           By:
                               ----------------------------
                               Name:
                               Title:


                           PAM CAPITAL FUNDING L.P.

                           By: Highland Capital Management, L.P.
                               as Collateral Agent

                           By:
                               ----------------------------
                               Name:
                               Title:

                           KZH CRESCENT-3 LLC

                           By:
                               ----------------------------
                               Name:
                               Title:

                           SENIOR DEBT PORTFOLIO

                           By: Boston Management and Research,
                               as Investment Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:


                           EATON VANCE SENIOR INCOME TRUST

                           By: Eaton Vance Management as Investment Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:


                           OXFORD STRATEGIC INCOME FUND

                           By:   Eaton Vance Management
                                 as Investment Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:

                           TRANSAMERICA BUSINESS CREDIT CORPORATION

                           By:
                               ----------------------------
                               Name:
                               Title:


                           INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                           By: Indosuez Capital as Portfolio Advisor

                           By:
                               ----------------------------
                               Name:
                               Title:


                           INDOSUEZ CAPITAL FUNDING IV, LP

                           By: Indosuez Capital as Portfolio Advisor

                           By:
                               ----------------------------
                               Name:
                               Title: